ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
SCHEDULE OF ESTIMATED FAIR VALUE OF THE ASSETS ACQUIRED AND LIABILITIES ASSUMED

Based upon the purchase price allocation, the following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of the respective acquisition:

	DDTI	Cougar Express	Total
Assets acquired:
Cash	$-	$10,031	$10,031
Accounts receivable	-	265,175	265,175
Other assets	-	40,874	40,874
Transportation vehicles	209,585	-	209,585
Equipment	20,000	27,831	47,831
Right of use assets	44,388	-	44,388
Other receivable	-	622,240	622,240
Non-compete agreement	-	150,000	150,000
Customer relations	373,449	2,123,768	2,497,217
Total assets acquired at fair value	647,422	3,239,919	3,887,341
Liabilities assumed:
Notes payable	(103,034)	(16,184)	(119,218)
PPP loan payable	-	(622,240)	(622,240)
Accounts payable	-	(132,155)	(132,155)
Accrued expenses	-	(40,059)	(40,059)
Lease liabilities	(44,388)	-	(44,388)
Total liabilities assumed	(147,422)	(810,638)	(958,060)
Net asset acquired	$500,000	$2,429,281	$2,929,281

Purchase consideration paid:
Cash paid	$100,000	$2,033,146	$2,133,146
Acquisition payable	-	46,135	46,135
Promissory notes	400,000	350,000	750,000
Total purchase consideration paid	$500,000	$2,429,281	$2,929,281

SCHEDULE OF PRO FORMA INFORMATION

The following unaudited pro forma consolidated results of operations have been prepared as if the acquisition of Cougar Express had occurred as of the beginning of the following periods:

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net Revenues	$6,191,984	$28,743,607
Net Income (Loss)	$6,097,718	$(43,057,147)
Net Income (Loss) Attributable to Common Shareholders	$3,447,501	$(62,280,389)
Net Income (Loss) per Share	$0.00	$(0.08)